Part C
Exhibit (10)

                            SULLIVAN & WORCESTER LLP
                         1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

                      Opinion of Independent Legal Counsel

February 3, 1998

Bowes Investment Trust
4520 East West Highway
Suite 540
Bethesda, Maryland 20814

Registration Statement of
Bowes Investment Trust

Gentlemen:

You have requested our opinion with respect to certain matters of Delaware law in connection with the registration statement on Form N-1A (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") of Bowes Investment Trust (the "Trust") in connection with the registration under the Securities Act of an indefinite number of shares of beneficial interest of the Trust authorized by the Trust's Agreement and Declaration of Trust to be issued (the "Shares").

We have reviewed the actions taken by the Trustees of the Trust to organize the Trust and to authorize the issuance and sale of the Shares. In this connection we have examined the Agreement and Declaration of Trust and By-Laws of the Trust, the Registration Statement of the Trust to be filed with the Securities and Exchange Commission on February 4, 1998, including the prospectus and statement of additional information forming a part thereof, certificates of officers of the Trust and of public officials as to matters of fact, and such other documents and instruments, certified or otherwise identified to our satisfaction, and such questions of law and fact, as we have considered necessary or appropriate for the purpose of rendering the opinions expressed herein. In such examination we have assumed, without independent verification, the genuineness of all signatures (whether original or photostatic), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies. As to all questions of fact material to such opinions, we have relied upon the representations contained in the certificates referred to above. We have assumed, without independent verification, the accuracy of the relevant facts stated therein.

We are admitted to the Bars of The Commonwealth of Massachusetts, the State of New York and the District of Columbia and generally do not purport to be familiar with the laws of the State of Delaware. To the extent that the conclusions based on the laws of the State of Delaware are involved in the opinions set forth herein below, we have relied, in rendering such opinions, upon our examination of Chapter 38 of Title

12 of the Delaware Code Annotated, as amended, entitled "Treatment of Delaware Business Trusts" (the "Delaware business trust law") and on our knowledge of interpretation of analogous common law of The Commonwealth of Massachusetts.

This letter expresses our opinion as to the provisions of the Trust's Agreement and Declaration of Trust, but does not extend to the Delaware Uniform Securities Act, or to other federal or state securities laws or other federal laws.

Based upon the foregoing and subject to the qualifications set forth herein, we hereby advise you that, in our opinion:

1. The Trust is validly existing as a trust with transferable shares under the laws of the State of Delaware.

2. The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share; the Shares have been duly and validly authorized by all action of the Trustees of the Trust, and no action of the shareholders of the Trust is required in such connection.

3. When issued and paid for as described in the Registration Statement, the Shares will be fully paid and nonassessable by the Trust.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

Very truly yours,

SULLIVAN & WORCESTER LLP



                                     -142-